Corsair Opportunity Fund
(THE “FUND”)

SUPPLEMENT DATED NOVEMBER 23, 2016 TO THE FUND’S
PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION
DATED JANUARY 27, 2016

On November 22, 2016, the Board of Trustees (the "Board") of the Fund approved a Plan of Liquidation and Termination (the "Plan"), whereby the assets of the Fund would be liquidated and the Fund subsequently dissolved.

In light of the Board's decision, shares of the Fund are no longer being offered.

As a result of the Fund's liquidation, each shareholder of the Fund as of the close of business on December 15, 2016 will be entitled to receive a distribution in an amount equal to the net asset value of his/her shares as of December 15, 2016, to be received prior to December 22, 2016. The liquidation distribution amount will include any accrued income and capital gains, will be treated as a payment in exchange for shares and will generally be a taxable event. You should consult your personal tax advisor concerning you particular tax situation. A notice concerning the Plan and the liquidation and dissolution of the Fund will be mailed to shareholders.